                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 2, 1998



                           SUNGARD DATA SYSTEMS INC.
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)



          1-12989                                            51-0267091
   (Commission File No.)                                   (IRS Employer
                                                        Identification No.)



                              1285 DRUMMERS LANE
                           WAYNE, PENNSYLVANIA 19087

             (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code: (610) 341-8700



                  -------------------------------------------
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     This Current Report on Form 8-K (the "Report") contains forward looking statements that involve risks and uncertainties, including risks that the integration of the operations, technologies, products and employees of SunGard Data Systems Inc., a Delaware corporation ("SunGard"), and Infinity Financial Technology, Inc., a Delaware corporation ("Infinity"), might not occur as anticipated; that the synergies expected to result from the merger described below might not occur as anticipated; that management's attention might be diverted from day-to-day business activities; and that greater than normal employee turnover might occur. In addition, there are normal risks and uncertainties associated with SunGard's business, including risks relating to the timing and magnitude of software sales, timely development, acceptance and pricing of new products and technological advances and the impact of competitive conditions. Actual results and developments may differ materially from those described in this Report. For more information about SunGard and risks relating to investing in SunGard, refer to SunGard's most recent reports on Form 10-K and Form 10-Q, and to Amendment No. 1 to the Form S-4 Registration Statement relating to the merger described below, as filed by SunGard with the United States Securities and Exchange Commission (the "Commission").

     On January 2, 1998, Information Data Inc. ("Merger Sub"), which was a wholly owned subsidiary of SunGard, was merged with and into Infinity, pursuant to an Agreement and Plan of Merger and Reorganization (the "Agreement") dated as of October 17, 1997 among SunGard, Merger Sub and Infinity. The terms of the Agreement were determined through arms' length negotiations between SunGard and Infinity.

     The merger of Merger Sub with and into Infinity (the "Merger") became effective at the time of the filing of a Certificate of Merger with the Delaware Secretary of State on January 2, 1998 (the "Effective Time"). At the Effective
Time: (i) Merger Sub ceased to exist; (ii) Infinity, as the surviving corporation in the Merger, became a wholly owned subsidiary of SunGard; and
(iii) subject to the provisions of the Agreement relating to the payment of cash in lieu of fractional shares, each share of Infinity Common Stock, par value $0.001 per share ("Infinity Common Stock"), outstanding immediately prior to the Effective Time (except for any such shares held by Infinity as treasury stock and any such shares held by SunGard or any subsidiary of SunGard or Infinity, which shares, if any, were canceled) was converted into the right to receive sixty-eight hundredths (0.68) of a share of Common Stock, $0.01 par value per share, of SunGard ("SunGard Common Stock").

     In addition, pursuant to the Agreement, at the Effective Time, all rights with respect to Infinity Common Stock under Infinity stock options then outstanding, were converted into and became rights with respect to SunGard Common Stock, and SunGard assumed each such outstanding Infinity stock option in accordance with the terms of the stock option plan under which it was issued and the stock option agreement by which it is evidenced. By virtue of the assumption by SunGard of such Infinity stock options, from and after the Effective Time: (i) each Infinity stock option assumed by SunGard may be exercised solely for SunGard Common Stock; (ii) the number of shares of SunGard Common Stock subject to each such Infinity stock option is equal to the number of shares of Infinity Common Stock subject to such Infinity stock

                                       2.
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option immediately prior to the Effective Time multiplied by 0.68 (the exchange ratio in the Merger), rounded down to the nearest whole share (with cash, less the applicable exercise price, being payable for any fraction of a share); and
(iii) the per share exercise price under each such Infinity stock option was adjusted by dividing the per share exercise price under such Infinity stock option by 0.68 and rounding up to the nearest cent.

     The former stockholders of Infinity are receiving approximately 13,223,128 shares of SunGard Common Stock pursuant to the Merger. In addition, approximately 1,684,658 shares of SunGard Common Stock may be issued in connection with the exercise of the Infinity stock options assumed by SunGard.

     The Merger is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is expected to be accounted for as a pooling of interests. A copy of the press release announcing the consummation of the Merger is attached hereto as Exhibit 99.1.

     Infinity develops, markets and supports enterprise software solutions for financial trading and risk management. Infinity targets global organizations that manage complex financial assets and has about seventy installations, including some of the premier financial institutions worldwide. Infinity's suite of off-the-shelf applications, which run on Windows NT and UNIX operating systems, are based on the open Infinity Data Model and Fin++ Class Library.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Financial Statements of the Business Acquired

          The required financial statements with respect to the acquired business referred to in Item 2 of this Report are incorporated by reference from:

          (1) the consolidated financial statements and schedule of Infinity included in Infinity's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the Commission on March 31, 1997; and

          (2) the financial statements of Infinity included in Infinity's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, as filed with the Commission on November 14, 1997.

      (b) Pro Forma Financial Information

          The required pro forma financial information with respect to the acquired business referred to in Item 2 of this Report are incorporated by reference from pages 50 through 57 of the Proxy Statement/Prospectus included in Amendment No. 1 to SunGard's Form S-4 Registration Statement (No. 333-40053), as filed with the Commission on November 28, 1997.

                                       3.
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      (c) Exhibits


EXHIBIT NO.     DESCRIPTION
-----------     -----------
 2              Agreement and Plan of Merger and Reorganization dated as of
                October 17, 1997, among SunGard, Merger Sub and Infinity
                (incorporated by reference to SunGard's Current Report on Form
                8-K filed with the Commission on October 27, 1997)

23.1            Consent of Ernst & Young LLP, Independent Auditors

99.1            Press Release of SunGard dated January 2, 1998

99.2 Pages 21 through 35 of Infinity's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the Commission on March 31, 1997

99.3 Pages 2 through 7 of Infinity's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, as filed with the Commission on November 14, 1997

99.4            Pages 50 through 57 of the Proxy Statement/Prospectus included in Amendment No. 1 to SunGard's Form S-4 Registration Statement
                (No. 333-40053), as filed with the Commission on November 28,
                1997


                                       4.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNGARD DATA SYSTEMS INC.



Dated:  January 16, 1998            By: /s/ Michael J. Ruane
                                       ______________________
                                         Michael J. Ruane
                                         Vice President-Finance and
                                         Chief Financial Officer

                                       5.
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                                 EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------
 2              Agreement and Plan of Merger and Reorganization dated as of
                October 17, 1997, among SunGard, Merger Sub and Infinity
                (incorporated by reference to SunGard's Current Report on Form
                8-K filed with the Commission on October 27, 1997)

23.1            Consent of Ernst & Young LLP, Independent Auditors

99.1            Press Release of SunGard dated January 2, 1998

99.2 Pages 21 through 35 of Infinity's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the Commission on March 31, 1997

99.3 Pages 2 through 7 of Infinity's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, as filed with the Commission on November 14, 1997

99.4            Pages 50 through 57 of the Proxy Statement/Prospectus included in Amendment No. 1 to SunGard's Form S-4 Registration Statement
                (No. 333-40053), as filed with the Commission on November 28,
                1997


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